EMPLOYMENT AGREEMENT, AS AMENDED



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into by and among Synovus Financial Corp., a Georgia business corporation ("Synovus"), and National Bank of South Carolina, a national banking association ("Bank"), Synovus and Bank being sometimes hereinafter collectively referred to as "Employer", and Robert V. Royall, Jr., an individual resident of South Carolina ("Employee"), Employer and Employee being sometimes hereinafter collectively referred to as the "Parties", pursuant to the terms of an Agreement and Plan of Merger by and between Synovus and NBSC Corporation ("Merger Agreement") and is intended to amend and restate in its entirety that certain Employment Agreement dated February 25, 1991, as amended on February 17, 1994, by and among Bank, NBSC Corporation and Employee.

                          W I T N E S S E T H   T H A T:

         The Parties, for and in consideration of the mutual and reciprocal covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt of which is acknowledged, and intending to be legally bound, do contract and agree as follows, to-wit:

                                       I.
                                   Employment

         The purpose of this Agreement is to define the relationship between Employer, as an employer, and Employee, as an employee. Employer hereby employs Employee and agrees to cause Employee to be elected as Chairman of the Board and Chief Executive Officer of Bank and to use its best efforts to cause Employee to be elected as a member of the Board of Directors of Synovus, and Employee hereby accepts employment by Employer in the above-referenced capacities, upon all of the terms and conditions as hereinafter set forth.

                                       II.
                                     Duties

         Employee shall have the responsibilities, powers and duties which he exercised prior to the acquisition of Bank by Synovus and which are customarily associated with the office specified in Article I above. Employee agrees to perform such other duties as may be mutually agreed from time to time by him, on the one hand, and by the Boards of Directors of Synovus or the Bank, on the other. Employee shall faithfully and diligently discharge his duties and responsibilities under this Agreement, and shall, subject to the provisions of
Article XV hereof, use his full-time best efforts to discharge such duties and responsibilities.


                                        1

                                      III.
                                      Term

         The term of Employee's employment under this Agreement shall begin on the date the merger contemplated by the Merger Agreement is consummated ("Effective Date of this Agreement") and shall end on the fifth anniversary date hereof ("Agreement Termination Date"), unless otherwise terminated pursuant to the terms of this Agreement; provided, however, the term of this Agreement may be extended pursuant to the terms and conditions of a written amendment to this Agreement executed by Employer and Employee according to the procedure set forth in Article XVI hereof.

                                       IV.
                                   Base Salary

          In consideration of all services to be rendered by Employee in any capacity hereunder for Employer during the term of this Agreement, and in consideration of the covenants and agreements of Employee herein contained, Employer shall pay Employee a base salary of $268,000 per calendar year while Employee is employed on a full-time basis. Employee may thereafter receive an annual cost of living increase in the base salary payable to him during the term of his employment hereunder; provided, however, that Employee shall be entitled to an annual cost of living increase in base salary if other senior executive officers of Synovus receive such an increase.

                                       V.
                           Adjustments to Base Salary

         In addition to the annual cost of living increase in Employee's base salary referenced in Article IV above, Employer and Employee may, from time to time, reflect increases in Employee's base salary as may be mutually agreed upon by entering any such change upon the "Schedule of Compensation," attached hereto as Exhibit "A" and made a part hereof. If a change in the base salary of Employee is entered on said Schedule and duly signed by Employee and the proper officers of Employer, such entry shall constitute an amendment to this Agreement as of the date of said entry and shall supersede the base salary provided for in
Article IV of this Agreement and any other change in such base salary previously entered on said Schedule.

                                       VI.
                          Executive Compensation Plans

         Employee shall be eligible to participate in the various executive benefit plans as are made available to other senior executives of Synovus including, but not limited to, incentive cash bonuses, stock options and restricted stock awards.


                                        2

                                      VII.
                          Benefit and Retirement Plans

         Employee shall be entitled to participate in the various welfare and fringe benefit plans and the tax qualified retirement plans which may be authorized and adopted from time to time by the Board of Directors of Bank, with Employee's participation in such plans to be governed and controlled by the terms and provisions of such plans.

                                      VIII.
                               Board of Directors

         Employer shall cause Employee, during the term of this Agreement, to be elected as Chairman of the Board of Bank and use its best efforts to cause Employee to be elected as a director of Synovus, and Employee shall be entitled to receive, in addition to the base salary described in Article IV above, the usual director and/or committee fees associated therewith.

                                       IX.
                                    Club Dues

         During the term of this Agreement, Employer will pay (i) Employee's reasonable expenses for dues and capital assessments for country club memberships and if Employee is not already a member of such clubs, any initiation fees and required bond purchases; provided, that if Employee ceases to be a member of such clubs and any bonds or other capital payments paid by Employer are redeemed and repaid to Employee, Employee shall pay over such payments to Employer, and (ii) such reasonable civic and community club dues requested by Employee upon the approval of such dues by the Board of Directors of Bank. Any expenditures made in the use of such clubs in connection with Employee's duties will be reimbursed in accordance with the last sentence of
Article XI of this Agreement.

                                       X.
                              Stock Purchase Plans

         Employee shall be allowed to participate in the Synovus Financial Corp. Employee and Director Stock Purchase Plans if adopted by the Board of Directors of Bank, and such participation shall be effective upon the effective date of their adoption by the Board of Directors of Bank.

                                       XI.
                          Automobile and Other Expenses

         During the term of this Agreement, Employer shall provide Employee with an automobile owned or leased by Employer, such automobile to be a make and model appropriate to Employee's status (and at least commensurate with the automobile provided to Employee by the Bank immediately preceding the consummation of the merger contemplated by the Merger Agreement) and shall pay all reasonable expenses associated with the use thereof, including, but not limited to, maintenance and insurance. Alternatively,

                                       3

Employee shall be entitled to an automobile allowance of at least $4,000.00 per year. Additionally, Employee shall be reimbursed by Employer for reasonable travel and other reasonable expenses relating to Employee's duties, which expenses are incurred and accounted for in accordance with Employer's normal practices.

                                      XII.
                        Termination and Change In Control

         A. Termination by Employer and Termination by Employee for Good Reason; Other Rights Upon Change in Control.

                  (1) This Agreement may be terminated by Employee for Good Reason upon delivery of a Notice of Termination to Employer at any time beginning 60 days after the occurrence of a Change in Control. If Employee's employment shall be terminated by Employer in violation of this Agreement or if Employee's employment shall be terminated by Employee for Good Reason, Employee shall be released from the terms of the Covenant Not to Compete contained in Section XIII hereof, and in addition to other rights and remedies available in law or equity, Employee shall be entitled to the following:

                  (i) Employer shall pay Employee in cash within fifteen days of the Termination Date an amount equal to all Accrued Compensation and the Pro Rata Bonus;

                  (ii) Employer shall pay to Employee in cash at the end of each of the thirty-six consecutive 30 day periods following the Termination Date the following amounts:

                           (a) at the end of the first through twelfth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) one;

                           (b) at the end of the thirteenth through twenty-fourth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) two-thirds; and

                           (c) at the end of the twenty-fifth through the thirty-sixth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) one-third; and

                  (iii) for the period from the Termination Date through the date that Employee attains the age of 65 (the "Continuation Period"), Employer shall at its expense, less standard employee contributions in effect as of the Termination Date for such benefits for which Employee shall remain

                                        4

                  responsible, continue on behalf of Employee and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits provided (x) to Employee at any time during the 90-day period prior to the Change in Control or at any time thereafter or (y) to other similarly situated executives who continue in the employ of Bank during the Continuation Period. Notwithstanding the foregoing, the coverage and benefits (including deductibles and employee contributions to costs) provided in this Section XII(A)(1)(iii) during the Continuation Period shall be no less favorable to Employee and his dependents and beneficiaries than the most favorable of such coverages and benefits for employees of Bank during any of the periods referred to in clauses (x) and (y) above. Employer's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that Employee obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case Employer may reduce the coverage of any benefits it is required to provide Employee hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Employee than the coverages and benefits required to be provided hereunder. This subsection (iii) shall not be interpreted so as to limit any benefits to which Employee or his dependents or beneficiaries may be entitled under any of Bank's employee benefit plans, programs or practices following Employee's termination of employment, including without limitation, retiree medical and life insurance benefits.

                  (2) In the event of a Change of Control (regardless of whether Employee's employment is terminated hereunder), the restrictions on any outstanding incentive awards (including restricted stock) granted to Employee shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to Employee shall become immediately exercisable and shall become 100% vested, and all performance units granted to Employee shall become 100% vested.

                  (3) Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Employee in any subsequent employment except as provided in
                  Section XII(A)(1)(iii).

                  (4)  The  severance  pay  and  benefits  provided  for in this
                  Section XII(A) shall be in lieu of any other severance or termination pay to which Employee may be entitled under any Employer severance or termination plan, program, practice or arrangement. Employee's entitlement to any other compensation or benefits shall be determined in accordance with Employer's employee benefit plans and other applicable programs, policies and practices then in effect.

         B. Termination By Employee Other Than For Good Reason.If Employee voluntarily terminates his employment hereunder, other than for Good Reason, by

                                        5

delivering a Notice of Termination to Employer, Employee shall: (i) receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation and the Pro Rata Bonus; (ii) immediately forfeit any rights to any compensation and employee benefits, to the extent not vested, including options and restricted stock, which would have become vested after the Termination Date; and (iii) continue to be subject to the Covenant Not to Compete contained in Section XIII hereof.

         C. Termination For Cause. Employee's employment with Employer may be terminated by Employer For Cause, as defined in Section XVI(d) hereof. In such event Employee shall: (i) receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation; (ii) immediately forfeit any rights to any further compensation and employee benefits, including the Pro Rata Bonus, to the extent not vested, including options and restricted stock, which would have become vested after the Termination Date; and (iii) continue to be subject to the Covenant Not to Compete contained in Section XIII hereof.

         D. Death or Permanent Disability of Employee. Upon Employee's death or upon notice of Employee's permanent disability during the term hereof, this Agreement shall terminate, and Employee or his legal or personal representative, as the case may be, shall receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation and the Pro Rata Bonus. No further compensation or employee benefits shall be due and payable to Employee under this Agreement, from and after said date; provided, however, Employee shall be entitled to receive life insurance and/or disability benefits and/or vested retirement or other benefits made available to him by Employer outside the terms of this Agreement, including the Stock Option Agreement to be entered into pursuant to Article XIV hereof. For purposes of this Agreement, Employee shall be deemed "permanently disabled" by bodily or mental illness, disease or injury, to the extent that, in the reasonable judgment of Employers' boards of directors he is prevented from performing the material and substantial duties of his Employment and such disability has continued substantially for six months. If requested by Employer, Employee shall submit to an examination by a physician mutually acceptable to Employer and Employee for the purpose of determining or confirming the existence or extent of any disability.

                                      XIII.
                   Covenant Not to Compete and Confidentiality

         For and in consideration of: (i) Employers' employment of Employee pursuant to Article I of this Agreement; (ii) the acquisition of all of the shares of common stock of NBSC Corporation held by Employee by Synovus; (iii) Employers' entering into this Agreement; and (iv) the issuance under this Agreement of options to purchase shares of common stock of Synovus pursuant to the terms hereof, Employee hereby agrees to the following:

         A. Employee agrees that for the five-year period prior to the Agreement Termination Date, and for a period of 18 months subsequent to the Agreement
Termination Date if Employee is employed by Employer on the Agreement Termination Date, and in no event for less than 18 months after any Termination Date, he will not form, organize or

                                        6

acquire more than 5% of the capital stock of, or cause his affiliates or other persons or entities under his control to form, organize or acquire more than 5% of the capital stock of, or serve as an executive officer or director of a depository financial institution (i) which is not an affiliate of Synovus (including any holding company thereof) and (ii) which is located or has offices in the State of South Carolina.

         B.(1) Employee agrees that, both during the term of this Agreement and after the termination of this Agreement, Employee will hold in a fiduciary capacity for the benefit of Employer, and shall not directly or indirectly use or disclose, except as authorized by Employer in connection with the performance of Employee's duties, any Trade Secret, as defined hereinafter, that Employee may have or acquire during the term of this Agreement for so long as such information remains a Trade Secret. The term "Trade Secret" as used in this Agreement shall mean information including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, loan portfolios, marketing plans, product plans, or a list of actual or potential customers or suppliers, including without limitation, information received by Employer or Employee from any client or potential client of Employer, which:

            (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

            (b) is the subject of reasonable efforts by Employer or the client from which the information was received to maintain its secrecy.

                  These rights of Employer are in addition to those rights Employer has under the common law or applicable statute for protection of trade secrets.

                  (2) In addition to the foregoing and not in limitation thereof, Employee agrees that, during the term of this Agreement and for a term of two (2) years after any Termination Date, Employee will hold in a fiduciary capacity for the benefit of Employer and shall not directly or indirectly use or disclose, except as authorized by Employer in connection with the performance of Employee's duties, any confidential or proprietary information, as defined hereinafter, that Employee may have or acquire (whether or not developed or compiled by Employee and whether or not Employee has been authorized to have access to such confidential or proprietary information) during the term of this Agreement. The term "Confidential or Proprietary Information" as used in this Agreement means any secret, confidential or proprietary information of Employer, including information received by Employer or Employee from any client or potential client of Employer, not otherwise included in the definition of "Trade Secret" in Paragraph B.1 above. The term "Confidential or Proprietary Information" does not include information that has become generally available to the public by any means other than a violation of the restrictions contained in this paragraph.

                   (3) Employee agrees and acknowledges that, if a violation of any covenant contained in this paragraph occurs or is threatened, such violation or threatened violation

                                        7

will cause irreparable injury to Employer, that the remedy at law for any such violation or threatened violation will be inadequate and that Employer shall be entitled to appropriate equitable relief.

                  (4) Employee hereby agrees that the restrictions contained in this paragraph are fair and reasonable and necessary for the protection of the legitimate business interest of Employer.

                                      XIV.
                                  Stock Options

         In consideration of Employee's entering into this Agreement, Synovus hereby agrees to cause to be granted Employee an option to purchase 20,000 shares of common stock of Synovus at an exercise price of $19.75 per share on the Effective Date of this Agreement, pursuant to the terms of the Synovus Financial Corp. 1994 Long-Term Incentive Plan, to become exercisable as to one hundred percent (100%) of such shares on the fifth anniversary date of the date of Synovus' grant of such shares if Employee is employed on a full-time or limited basis on such date. The option may be exercised at any time during the five year period following the date that such option first becomes exercisable. In the event of Employee's termination of employment by death (other than by suicide) or termination of employment by reason of permanent disability, the option shall thereafter become immediately exercisable. In addition, Employee shall be entitled to exercise his options with respect to NBSC stock for which provision is made in Section 1(d) of his Employment Agreement with NBSC as amended prior to this amendment and restatement and to receive the additional payments for which provision is made therein.

                                       XV.
                                Change in Status

         Notwithstanding any other provision of this Agreement, Employee shall determine the date upon which Employee shall begin to discharge his duties and responsibilities under this Agreement on a limited basis and on such date Employee's title with Employer shall change and Employee will be entitled to receive one-half of the current base salary which Employee was then receiving pursuant to Article IV above.

                                      XVI.
                                   Amendments

         This Agreement may be amended at any time and from time to time by an agreement in writing signed by Employer and Employee and approved by the Boards of Directors of Employer. The Parties shall be deemed to have consented to any amendment by accepting any benefits thereunder after having received from the other Party written notice of such amendment.


                                        8

                                      XVII.
                                   Definitions

         For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the Termination Date but not paid as of the Termination Date including (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by Employee on behalf of Employer during the period ending on the Termination Date, and (iii) bonuses and incentive compensation (other than the Pro Rata Bonus), less applicable withholdings of federal, state and local taxes.

         (b) "Base Amount" shall mean the greater of Employee's annual base salary (i) at the rate in effect on the Termination Date or (ii) at the highest rate in effect at any time during the 90 day period prior to the Change in Control, and shall include all amounts of his base salary that are deferred under the qualified and non-qualified employee benefit plans of Employer or any other agreement or arrangement.

         (c) "Bonus Amount" shall mean the greater of (i) the most recent annual cash bonus paid or payable to Employee or, if greater, the annual bonus paid or payable for the most recent full fiscal year ended prior to the fiscal year during which a Change in Control occurred or (ii) the average of the annual cash bonuses paid or payable during the three full fiscal years ended prior to the Termination Date or, if greater, the three most recent full fiscal years ended prior to the Change in Control (or, in each case, such lesser period for which annual cash bonuses were paid or payable to Employee.

         (d) The termination of Employee's employment shall be "For Cause" if it is a result of:

                  (i) any act that (A) constitutes, on the part of Employee, fraud, dishonesty, gross malfeasance of duty, or conduct grossly inappropriate to Employee's office, and (B) is demonstrably likely to lead to material injury to Employer or resulted or was intended to result in direct or indirect gain to or personal enrichment of Employee; or

                  (ii) the conviction (from which no appeal may be or is timely taken) of Employee of a felony; or

                  (iii) the suspension or removal of Employee by federal or state banking regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time; or

                  (iv)     the breach of the covenants in Section XIII hereof;

                                        9

                  provided, however, that in the case of clause (i) above, such conduct shall not constitute Cause unless (A) there shall have been delivered to Employee a written notice setting forth with specificity the reasons that the Boards of Employer believe Employee's conduct constitutes the criteria set forth in clause (i), (B) Employee shall have been provided the opportunity to be heard in person by the Boards of Employer (with the assistance of Employee's counsel if Employee so desires), and (C) after such hearing, the termination is evidenced by a resolution adopted in good faith by two-thirds of all the members of each of the Boards of Directors of Synovus and Bank not counting Employee for purposes of determining the number of members on each such Board.

         (e) A "Change in Control" shall mean the occurrence during the term of this Agreement of any of the following events; provided, however, that Employee hereby agrees that the acquisition of NBSC Corporation by Synovus shall not be deemed to be a change in control for purposes of this Agreement other than Section XII of this Agreement and the definition of Good Reason in which case such acquisition shall be deemed a "Change in Control":

                  (i) An acquisition (other than directly from Employer) of any voting securities of Employer (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of Employer's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) Employer or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by Employer (a "Subsidiary"), (2) Employer or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (ii) The individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board") cease for any reason, other than death, resignation or retirement pursuant to the bylaws of Employer, to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Corporation's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934

                                       10

                  Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iii)             Approval by shareholders of Employer of:

                           (a) A merger, consolidation or reorganization involving Employer, unless
                                    (1)   the    shareholders    of    Employer,
                                    immediately      before     such     merger,
                                    consolidation   or    reorganization,    own
                                    directly    or    indirectly,    immediately
                                    following  such  merger,   consolidation  or
                                    reorganization,  at least  two-thirds of the
                                    combined  voting  power  of the  outstanding
                                    voting   securities   of   the   corporation
                                    resulting from such merger or  consolidation
                                    or     reorganization     (the    "Surviving
                                    Corporation")  in  substantially   the  same
                                    proportion as their  ownership of the Voting
                                    Securities immediately before such merger, consolidation or reorganization, and

                                    (2) the  individuals who were members of the
                                    Incumbent  Board  immediately  prior  to the
                                    execution  of the  agreement  providing  for
                                    such merger, consolidation or reorganization
                                    constitute   at  least   two-thirds  of  the
                                    members of the board of directors of the Surviving Corporation.

                                    (A transaction described in clauses (1) and (2) shall herein be referred to as a "Non-Control Transaction.")

                           (b) A complete liquidation or dissolution of Employer; or

                           (c)      An agreement for the sale or other
                           disposition of all or substantially all of the assets of Employer to any Person (other than a transfer to a subsidiary).

                  (iv) Notwithstanding anything contained in this Agreement to the contrary, if Employee's employment is terminated prior to a Change in Control and Employee reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to Employee shall mean the date immediately prior to the date of such termination of Employee's employment.

         (f) "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in subsections (i) through
         (viii) hereof:

                                       11

                  (i) a change in Employee's status, title, position or responsibilities (including reporting responsibilities) which, in Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a Change in Control or at any time thereafter; the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a Change in Control or at any time thereafter; any removal of Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment by Employer For Cause or by Employee other than for Good Reason; or any other change in condition or circumstances that in Employee's reasonable judgment makes it materially more difficult for Employee to carry out the duties and responsibilities of his office than was the case at any time within ninety days preceding the date of Change in Control or at any time thereafter;

                  (ii) a reduction in Employee's base salary or any failure to pay Employee any compensation or benefits to which he is entitled within five days of the date due;

                  (iii) Employer's requiring Employee to be based at any place outside a 50- mile radius from the executive offices occupied by Employee immediately prior to the Change in Control, except for reasonably required travel on Employer's business which is not materially greater than such travel requirements prior to the Change in Control;

                  (iv)  the  failure  by  Employer  to (A)  continue  in  effect
                  (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which Employee was participating at any time within ninety days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to Employee or (B) provide Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which Employee was participating at any time within ninety days preceding the date of a Change in Control or at any time thereafter;

                  (v) the insolvency or the filing (by any party, including Employer) of a petition for bankruptcy of Employer, which petition is not dismissed within sixty days;

                  (vi) any material breach by Employer of any provision of this Agreement;

                  (vii) any purported termination of Employee's employment For Cause by Employer which does not comply with the terms of this Agreement; or

                                       12

                  (viii) the failure of Employer to obtain an agreement, satisfactory to Employer, from any successors and assigns to assume and agree to perform this Agreement, as contemplated in
                  Section XVIII hereof.

                  Any event or condition described in clause (i) through (viii) above which occurs prior to a Change in Control but which Employee reasonably demonstrates (A) was at the request of a Third Party, or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement, notwithstanding that it occurred prior to the change in Control. Employee's right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness. Notwithstanding anything to the contrary contained above in this paragraph (f), changes agreed to by Employee in this Agreement, or otherwise agreed to between Employer and Employee, from the facts and circumstances in existence prior to the consummation of the merger contemplated by the Merger Agreement in respect of clauses (i) or (iv) above shall not constitute "Good Reason."

         (g) "Notice of Termination" shall mean a written notice of termination from Employer or Employee which specifies an effective date of termination, indicates the specific termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

         (h) "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is 365, less applicable withholdings of federal, state and local taxes.

         (i) "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the assets and business of Employer (including this Agreement), whether by operation of law or otherwise.

         (j) "Termination Date" shall mean in the case of Employee's death, his date of death, or in the case of permanent disability, the date described in Section XII(E) hereof, and in all other cases, the date specified in the Notice of Termination.

                                     XVIII.
                                  Parties Bound

         This Agreement shall be binding upon and shall inure to the benefit of Employer, its Successors and Assigns, and Employer shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession or assignment had taken place. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Employee, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be

                                       13

enforceable by Employee's legal personal representative against Employer, its Successors and Assigns.

                                       IX.
                                Entire Agreement

         This Agreement contains the entire agreement of the Parties and shall supersede all prior oral understandings related to the subject matter of this Agreement.

                                       XX.
              Waiver of Breach or Violations Not Deemed Continuing

         The waiver by any Party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

                                      XXI.
                                     Notices

         Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing and sent by registered or certified mail or personally delivered to Employer or Employee at the following addresses or such other addresses designated in writing by Employer or Employee in a written notice to the other Party:

         A.       If to Employer:                Mr. James H. Blanchard
                                                 Chairman and CEO
                                                 Synovus Financial Corp.
                                                 901 Front Avenue, Suite 301
                                                 Columbus, Georgia  31901

         B.       If to Employee:                Mr. Robert V. Royall, Jr.
                                                 National Bank of South Carolina
                                                 1241 Main Street
                                                 Columbia, South Carolina 29201

                                      XXII.
                                  Governing Law

         This Agreement shall be interpreted, construed and governed according to the laws of the State of Georgia.

                                     XXIII.
                               Paragraph Headings

         Paragraph headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.



                                       14

                                      XXIV.
                                  Counterparts

         This Agreement is executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one and the same agreement, with at least one complete counterpart being delivered to Employee and to Employer.

                                      XXV.
                            Invalidity of Provisions

         Should any part of this Agreement for any reason be declared by a court of competent jurisdiction to be invalid, such decision shall not effect the validity of any remaining parts, which remaining parts shall continue in full force and effect as if this Agreement had been executed with the invalid part or parts thereof eliminated, it being the intent of the Parties that they would have executed the remaining parts of the Agreement without including any such part or parts which may for any reason be hereinafter declared invalid.

                                      XXVI.
                                  Construction

         When used herein, the masculine gender shall be used to include the feminine gender, and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.


                                       15

         IN WITNESS WHEREOF, Synovus and the Bank have each hereunto caused its corporate name to be signed and its corporate seal to be affixed by its duly authorized corporate officers, and Employee has hereunto set his hand and seal, all being done in triplicate originals, with one original being delivered to each Party hereto, all as of the respective dates set forth below.

                                        Synovus Financial Corp.

                                        By:/s/Stephen L. Burts

                                        Title: President & CFO


                                        Attest: G.S. Griffith, III

                                        Title: Secretary

                                                    (Corporate Seal)
November 18, 1994
Date                                                    "Synovus"


                                          National Bank of South Carolina

                                          By:/s/Charl Butler

                                          Title: EVP, CFO & Secretary


                                          Attest:Miriam M. Hutto

                                          Title:Assistant Vice President

November 18, 1994                                          (Corporate Seal)
Date                                                             "Bank"


November 18, 1994                          /s/Robert V. Royall, Jr.(L.S.)
Date                                       Robert V. Royall, Jr.
                                                                "Employee"
emp\Royall.agr

                                                        16

                                   EXHIBIT "A"

                            SCHEDULE OF COMPENSATION

         The undersigned hereby agree that Employee's base salary under Article IV of the foregoing Employment Agreement shall be $__________ per calendar year beginning_______________________, 19____ and for such period thereafter until hereafter changed by mutual agreement.

         This _____________________day of_______________________, 19________.

NATIONAL BANK OF
SOUTH CAROLINA                                   SYNOVUS FINANCIAL CORP.


By:______________________________________       By:____________________________

         Title:__________________________            Tile:_____________________


Attest:__________________________________        Attest:_______________________

         Title:__________________________              Title:__________________

                  (Corporate Seal)                        (Corporate Seal)

                     "Bank"                                    "Synovus"



                                     ____________________________(L.S.)
                                           Robert V. Royall, Jr.

                                                "Employee"

emp\Royall.agr



                        EMPLOYMENT AGREEMENT, AS AMENDED



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into by and among Synovus Financial Corp., a Georgia business corporation ("Synovus"), and National Bank of South Carolina, a national banking association ("Bank"), Synovus and Bank being sometimes hereinafter collectively referred to as "Employer", and William L. Pherigo, an individual resident of South Carolina ("Employee"), Employer and Employee being sometimes hereinafter collectively referred to as the "Parties" and is intended to amend and restate in its entirety that certain Employment Agreement dated February 25, 1991, as amended on February 17, 1994, by and among Bank, NBSC Corporation and Employee.

                          W I T N E S S E T H   T H A T:

         The Parties, for and in consideration of the mutual and reciprocal covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt of which is acknowledged, and intending to be legally bound, do contract and agree as follows, to-wit:

                                       I.
                                   Employment

         The purpose of this Agreement is to define the relationship between Employer, as an employer, and Employee, as an employee. Employer hereby employs Employee and agrees to cause Employee to be elected as President and Chief Operating Officer of Bank until January 1, 1996, at which time Employee shall be elected as President and Chief Executive Officer of Bank. In addition, Employer agrees to cause Employee to be elected as a director of Bank, designated as a member of Synovus' Executive Management Team and to use its best efforts to cause Employee to be elected as a member of the Board of Directors of Synovus, and Employee hereby accepts employment by Employer in the above-referenced capacities, upon all of the terms and conditions as hereinafter set forth.

                                       II.
                                     Duties

         Employee shall have the responsibilities, powers and duties which he exercised prior to the acquisition of Bank by Synovus and which are customarily associated with the offices specified in Article I above, including the responsibilities, powers and duties associated with the office of Chief Executive Officer commencing January 1, 1996. Employee agrees to perform such other duties as may be mutually agreed from time to time by him, on the one hand, and by the Boards of Directors of Synovus or the Bank, on the other. Employee shall faithfully and diligently discharge his duties and responsibilities under this Agreement, and shall use his full-time best efforts to discharge such duties and responsibilities.

                                      III.
                                      Term

         The term of Employee's employment under this Agreement shall begin on September 11, 1995 ("Effective Date of this Agreement") and shall end on December 31, 1997 ("Agreement

                                        1

Termination Date"), unless otherwise terminated pursuant to the terms of this Agreement; provided, however, the term of this Agreement may be extended pursuant to the terms and conditions of a written amendment to this Agreement executed by Employer and Employee according to the procedure set forth in
Article XVI hereof, in which event the Agreement Termination Date shall be the last day of such extended term of this Agreement.

                                       IV.
                                   Base Salary

         In consideration of all services to be rendered by Employee in any capacity hereunder for Employer during the term of this Agreement, and in consideration of the covenants and agreements of Employee herein contained, Employer shall pay Employee a base salary of $230,000 per calendar year while Employee is employed on a full-time basis. Employee may thereafter receive an annual cost of living increase in the base salary payable to him during the term of his employment hereunder; provided, however, that Employee shall be entitled to an annual cost of living increase in base salary if other senior executive officers of Synovus receive such an increase.

                                       V.
                           Adjustments to Base Salary

         In addition to the annual cost of living increase in Employee's base salary referenced in Article IV above, Employer and Employee may, from time to time, reflect increases in Employee's base salary as may be mutually agreed upon by entering any such change upon the "Schedule of Compensation," attached hereto as Exhibit "A" and made a part hereof. If a change in the base salary of Employee is entered on said Schedule and duly signed by Employee and the proper officers of Employer, such entry shall constitute an amendment to this Agreement as of the date of said entry and shall supersede the base salary provided for in
Article IV of this Agreement and any other change in such base salary previously entered on said Schedule.

                                       VI.
                          Executive Compensation Plans

         Employee shall be eligible to participate in the various executive benefit plans as are made available to other senior executives of Synovus including, but not limited to, incentive cash bonuses, stock options and restricted stock awards.

                                      VII.
                          Benefit and Retirement Plans

         Employee shall be entitled to participate in the various welfare and fringe benefit plans and the tax qualified retirement plans which may be authorized and adopted from time to time by the Board of Directors of Bank, with Employee's participation in such plans to be governed and controlled by the terms and provisions of such plans.


                                        2

                                      VIII.
                               Board of Directors

         Employer shall cause Employee, during the term of this Agreement, to be elected as President and Chief Operating Officer (with Employee to be elected as Chief Executive Officer of Bank effective January 1, 1996) and a director of Bank and use its best efforts to cause Employee to be elected as a director of Synovus, and Employee shall be entitled to receive, in addition to the base salary described in Article IV above, the usual director and/or committee fees associated therewith.

                                       IX.
                                    Club Dues

         During the term of this Agreement, Employer will pay (i) Employee's reasonable expenses for dues and capital assessments for country club memberships and if Employee is not already a member of such clubs, any initiation fees and required bond purchases; provided, that if Employee ceases to be a member of such clubs and any bonds or other capital payments paid by Employer are redeemed and repaid to Employee, Employee shall pay over such payments to Employer; and (ii) such reasonable civic and community club dues requested by Employee upon the approval of such dues by the Board of Directors of Bank. Any expenditures made in the use of such clubs in connection with Employee's duties will be reimbursed in accordance with the last sentence of
Article XI of this Agreement.

                                       X.
                              Stock Purchase Plans

         Employee shall be allowed to participate in the Synovus Financial Corp. Employee and Director Stock Purchase Plans if adopted by the Board of Directors of Bank, and such participation shall be effective upon the effective date of their adoption by the Board of Directors of Bank.

                                       XI.
                          Automobile and Other Expenses

         During the term of this Agreement, Employer shall provide Employee with an automobile owned or leased by Employer, such automobile to be a make and model appropriate to Employee's status (and at least commensurate with the automobile provided to Employee by the Bank on September 11, 1995) and shall pay all reasonable expenses associated with the use thereof, including, but not limited to, maintenance and insurance. Alternatively, Employee shall be entitled to an automobile allowance of at least $4,000.00 per year. Additionally, Employee shall be reimbursed by Employer for reasonable travel and other reasonable expenses relating to Employee's duties, which expenses are incurred and accounted for in accordance with Employer's normal practices.

                                      XII.
                        Termination and Change In Control

     A. Termination by Employer and Termination by Employee for Good Reason; Other Rights Upon Change in Control.


                                        3

                  (1) This Agreement may be terminated by Employee for Good Reason upon delivery of a Notice of Termination to Employer at any time beginning 60 days after the occurrence of a Change in Control. If Employee's employment shall be terminated by Employer in violation of this Agreement or if Employee's employment shall be terminated by Employee for Good Reason, Employee shall be released from the terms of the Covenant Not to Compete contained in Section XIII hereof, and in addition to other rights and remedies available in law or equity, Employee shall be entitled to the following:

                  (i)Employer shall pay Employee in cash within fifteen days of
                  the  Termination  Date  an   amount  equal  to   all  Accrued
                  Compensation and the Pro Rata Bonus;

                  (ii) Employer shall pay to Employee in cash at the end of each of the thirty-six consecutive 30 day periods following the Termination Date the following amounts:

                           (a) at the end of the first through twelfth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) one;

                           (b) at the end of the thirteenth through twenty-fourth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) two-thirds; and

                           (c) at the end of the twenty-fifth through the thirty-sixth 30-day periods an amount equal to one-twelfth of the product of (1) the sum of the Base Amount and the Bonus Amount, multiplied by (2) one-third; and

                  (iii) for the period from the Termination Date through the date that Employee attains the age of 65 (the "Continuation Period"), Employer shall at its expense, less standard employee contributions in effect as of the Termination Date for such benefits for which Employee shall remain responsible, continue on behalf of Employee and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits provided (x) to Employee at any time during the 90-day period prior to the Change in Control or at any time thereafter or (y) to other similarly situated executives who continue in the employ of Bank during the Continuation Period, or comparable benefits. Notwithstanding the foregoing, the coverage and benefits (including deductibles and employee contributions to costs) provided in this Section XII(A)(1)(iii) during the Continuation Period shall be no less favorable to Employee and his dependents and beneficiaries than the most favorable of such coverages and benefits for employees of Bank during any of the periods referred to in clauses (x) and (y) above. Employer's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that Employee obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case Employer may reduce the coverage of any benefits it is required to provide Employee hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Employee than the coverages and benefits required to be provided hereunder. This subsection
                  (iii) shall not be interpreted so as to limit any benefits to which Employee or his dependents or beneficiaries may be entitled under any of

                                        4

                  Bank's employee benefit plans, programs or practices following
                  Employee's   termination  of  employment,   including  without
                  limitation, retiree medical and life insurance benefits.

                  (2) In the event of a Change of Control (regardless of whether Employee's employment is terminated hereunder), the restrictions on any outstanding incentive awards (including restricted stock) granted to Employee shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to Employee shall become immediately exercisable and shall become 100% vested, and all performance units granted to Employee shall become 100% vested.

                  (3) Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Employee in any subsequent employment except as provided in
                  Section XII(A)(1)(iii).

                  (4)  The  severance  pay  and  benefits  provided  for in this
                  Section XII(A) shall be in lieu of any other severance or termination pay to which Employee may be entitled under any Employer severance or termination plan, program, practice or arrangement. Employee's entitlement to any other compensation or benefits shall be determined in accordance with Employer's employee benefit plans and other applicable programs, policies and practices then in effect.

         B. Termination By Employee Other Than For Good Reason. If Employee voluntarily terminates his employment hereunder, other than for Good Reason, by delivering a Notice of Termination to Employer, Employee shall: (i) receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation and the Pro Rata Bonus; (ii) immediately forfeit any rights to any compensation and employee benefits, to the extent not vested, including options and restricted stock, which would have become vested after the Termination Date; and (iii) continue to be subject to the Covenant Not to Compete contained in Section XIII hereof.

         C. Termination For Cause. Employee's employment with Employer may be terminated by Employer For Cause, as defined in Section XVI(d) hereof. In such event Employee shall: (i) receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation; (ii) immediately forfeit any rights to any further compensation and employee benefits, including the Pro Rata Bonus, to the extent not vested, including options and restricted stock, which would have become vested after the Termination Date; and (iii) continue to be subject to the Covenant Not to Compete contained in Section XIII hereof.

         D. Death or Permanent Disability of Employee. Upon Employee's death or upon notice of Employee's permanent disability during the term hereof, this Agreement shall terminate, and Employee or his legal or personal representative, as the case may be, shall receive within 30 days after the Termination Date a lump sum cash payment equal to the Accrued Compensation and the Pro Rata Bonus. No further compensation or employee benefits shall be due and payable to Employee under this Agreement, from and after said date; provided, however, Employee shall be entitled to receive life insurance and/or disability benefits and/or vested retirement or other benefits made available to him by Employer outside the terms of this Agreement, including the Stock Option

                                        5

Agreement to be entered into pursuant to Article XIV hereof. For purposes of this Agreement, Employee shall be deemed "permanently disabled" by bodily or mental illness, disease or injury, to the extent that, in the reasonable judgment of Employers' boards of directors he is prevented from performing the material and substantial duties of his Employment and such disability has continued substantially for six months. If requested by Employer, Employee shall submit to an examination by a physician mutually acceptable to Employer and Employee for the purpose of determining or confirming the existence or extent of any disability.

                                      XIII.
                   Covenant Not to Compete and Confidentiality

         For and in consideration of: (i) Employers' employment of Employee pursuant to Article I of this Agreement; (ii) Employers' entering into this Agreement; and (iii) the issuance under this Agreement of options to purchase shares of common stock of Synovus pursuant to the terms hereof, Employee hereby agrees to the following:

         A. Employee agrees that at all times prior to the Agreement Termination Date, and for a period of 18 months subsequent to the Agreement Termination Date if Employee is employed by Employer on the Agreement Termination Date, and in no event for less than 18 months after any Termination Date, he will not form, organize or acquire more than 5% of the capital stock of, or cause his affiliates or other persons or entities under his control to form, organize or acquire more than 5% of the capital stock of, or serve as an executive officer or director of a depository financial institution (i) which is not an affiliate of Synovus (including any holding company thereof) and (ii) which is located or has offices in the State of South Carolina.

         B.(1) Employee agrees that, both during the term of this Agreement and after the termination of this Agreement, Employee will hold in a fiduciary capacity for the benefit of Employer, and shall not directly or indirectly use or disclose, except as authorized by Employer in connection with the performance of Employee's duties, any Trade Secret, as defined hereinafter, that Employee may have or acquire during the term of this Agreement for so long as such information remains a Trade Secret. The term "Trade Secret" as used in this Agreement shall mean information including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, loan portfolios, marketing plans, product plans, or a list of actual or potential customers or suppliers, including without limitation, information received by Employer or Employee from any client or potential client of Employer, which:

               (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

               (b) is the subject of reasonable efforts by Employer or the client from which the information was received to maintain its secrecy.

                  These rights of Employer are in addition to those rights Employer has under the common law or applicable statute for protection of trade secrets.


                                        6

                  (2) In addition to the foregoing and not in limitation thereof, Employee agrees that, during the term of this Agreement and for a term of two (2) years after any Termination Date, Employee will hold in a fiduciary capacity for the benefit of Employer and shall not directly or indirectly use or disclose, except as authorized by Employer in connection with the performance of Employee's duties, any confidential or proprietary information, as defined hereinafter, that Employee may have or acquire (whether or not developed or compiled by Employee and whether or not Employee has been authorized to have access to such confidential or proprietary information) during the term of this Agreement. The term "Confidential or Proprietary Information" as used in this Agreement means any secret, confidential or proprietary information of Employer, including information received by Employer or Employee from any client or potential client of Employer, not otherwise included in the definition of "Trade Secret" in Paragraph B.1 above. The term "Confidential or Proprietary Information" does not include information that has become generally available to the public by any means other than a violation of the restrictions contained in this paragraph.

                  (3) Employee agrees and acknowledges that, if a violation of any covenant contained in this paragraph occurs or is threatened, such violation or threatened violation will cause irreparable injury to Employer, that the remedy at law for any such violation or threatened violation will be inadequate and that Employer shall be entitled to appropriate equitable relief.

                  (4) Employee hereby agrees that the restrictions contained in this paragraph are fair and reasonable and necessary for the protection of the legitimate business interest of Employer.

                                      XIV.
                                  Stock Options

         In consideration of Employee's entering into this Agreement, Synovus hereby agrees to cause to be granted Employee an option to purchase 15,000 shares of common stock of Synovus at an exercise price of $22.75 per share on the Effective Date of this Agreement, pursuant to the terms of the Synovus Financial Corp. 1994 Long-Term Incentive Plan, to become exercisable as to one hundred percent (100%) of such shares on the fifth anniversary date of the date of Synovus' grant of such shares if Employee is employed on a full-time basis on such date or if Employee is providing services to Employer pursuant to the Retirement Agreement referenced in Article XV below. The option may be exercised at any time during the five year period following the date that such option first becomes exercisable. In the event of Employee's termination of employment by death (other than by suicide) or termination of employment by reason of permanent disability, the option shall thereafter become immediately exercisable. In addition, Employee shall be entitled to exercise his options with respect to NBSC stock for which provision is made in Section 1(d) of his Employment Agreement with NBSC as amended prior to this amendment and restatement and to receive the additional payments for which provision is made therein.

                                       XV.
                              Retirement Agreement

         Upon the original Agreement Termination Date, or upon any other Agreement Termination Date which may be mutually agreed to by Employer and Employee according to the procedure set forth in Article XVI hereof, the Retirement Agreement attached hereto as Exhibit "B" shall become effective.


                                        7

                                      XVI.
                                   Amendments

         This Agreement may be amended or extended at any time and from time to time by an agreement in writing signed by Employer and Employee and approved by the Boards of Directors of Employer. The Parties shall be deemed to have consented to any amendment by accepting any benefits thereunder after having received from the other Party written notice of such amendment.

                                      XVII.
                                   Definitions

         For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the Termination Date but not paid as of the Termination Date including (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by Employee on behalf of Employer during the period ending on the Termination Date, and (iii) bonuses and incentive compensation (other than the Pro Rata Bonus), less applicable withholdings of federal, state and local taxes.

         (b) "Base Amount" shall mean the greater of Employee's annual base salary (i) at the rate in effect on the Termination Date or (ii) at the highest rate in effect at any time during the 90 day period prior to the Change in Control, and shall include all amounts of his base salary that are deferred under the qualified and non-qualified employee benefit plans of Employer or any other agreement or arrangement.

         (c) "Bonus Amount" shall mean the greater of (i) the most recent annual cash bonus paid or payable to Employee or, if greater, the annual bonus paid or payable for the most recent full fiscal year ended prior to the fiscal year during which a Change in Control occurred or (ii) the average of the annual cash bonuses paid or payable during the three full fiscal years ended prior to the Termination Date or, if greater, the three most recent full fiscal years ended prior to the Change in Control (or, in each case, such lesser period for which annual cash bonuses were paid or payable to Employee.

         (d) The termination of Employee's employment shall be "For Cause" if it is a result of:

                  (i) any act that (A) constitutes, on the part of Employee, fraud, dishonesty, gross malfeasance of duty, or conduct grossly inappropriate to Employee's office, and (B) is demonstrably likely to lead to material injury to Employer or resulted or was intended to result in direct or indirect gain to or personal enrichment of Employee; or

                  (ii) the conviction (from which no appeal may be or is timely taken) of Employee of a felony; or

                  (iii) the suspension or removal of Employee by federal or state banking regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time; or

                                        8

                  (iv) the  breach  of  the  covenants  in  Section XIII hereof;

                  provided, however, that in the case of clause (i) above, such conduct shall not constitute Cause unless (A) there shall have been delivered to Employee a written notice setting forth with specificity the reasons that the Boards of Employer believe Employee's conduct constitutes the criteria set forth in clause (i), (B) Employee shall have been provided the opportunity to be heard in person by the Boards of Employer (with the assistance of Employee's counsel if Employee so desires), and (C) after such hearing, the termination is evidenced by a resolution adopted in good faith by two-thirds of all the members of each of the Boards of Directors of Synovus and Bank not counting Employee for purposes of determining the number of members on each such Board.

         (e) A "Change in Control" shall mean the occurrence during the term of this Agreement of any of the following events; provided, however, that Employee hereby agrees that the acquisition of NBSC Corporation by Synovus shall not be deemed to be a change in control for purposes of this Agreement other than Section XII of this Agreement and the definition of Good Reason in which case such acquisition shall be deemed a "Change in Control":

                  (i) An acquisition (other than directly from Employer) of any voting securities of Employer (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of Employer's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non- Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) Employer or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by Employer (a "Subsidiary"), (2) Employer or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (ii) The individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board") cease for any reason, other than death, resignation or retirement pursuant to the bylaws of Employer, to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Corporation's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                                        9

                  (iii)  Approval by shareholders of Employer of:

                        (a)   A   merger,    consolidation    or
                              reorganization    involving    Employer,
                              unless (1) the shareholders of Employer,
                              immediately    before    such    merger,
                              consolidation  or  reorganization,   own
                              directly  or   indirectly,   immediately
                              following such merger,  consolidation or
                              reorganization,  at least  two-thirds of
                              the   combined   voting   power  of  the
                              outstanding  voting  securities  of  the
                              corporation  resulting  from such merger
                              or consolidation or reorganization  (the
                              "Surviving        Corporation")       in
                              substantially  the  same  proportion  as
                              their ownership of the Voting Securities
                              immediately    before    such    merger
                              consolidation or reorganization, and

                              (2) the  individuals who were members of the
                              Incumbent  Board  immediately  prior  to the
                              execution  of the  agreement  providing  for
                              such merger, consolidation or reorganization
                              constitute   at  least   two-thirds  of  the
                              members of the board of directors of the Surviving Corporation.

                              (A transaction described in clauses (1) and (2) shall herein be referred to as a "Non-Control Transaction.")

                       (b) A complete liquidation or dissolution of Employer; or

                       (c) An agreement for the sale or other disposition of
                           all or substantially all of the assets of Employer to any Person (other than a transfer to a subsidiary).

                  (iv) Notwithstanding anything contained in this Agreement to the contrary, if Employee's employment is terminated prior to a Change in Control and Employee reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to Employee shall mean the date immediately prior to the date of such termination of Employee's employment.

         (f) "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in subsections (i) through
         (viii) hereof:

                  (i) a change in Employee's status, title, position or responsibilities (including reporting responsibilities) which, in Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a Change in Control or at any time thereafter; the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a

                                       10

                  Change in Control or at any time thereafter; any removal of Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment by Employer For Cause or by Employee other than for Good Reason; or any other change in condition or circumstances that in Employee's reasonable judgment makes it materially more difficult for Employee to carry out the duties and responsibilities of his office than was the case at any time within ninety days preceding the date of Change in Control or at any time thereafter;

                  (ii) a reduction in Employee's base salary or any failure to pay Employee any compensation or benefits to which he is entitled within five days of the date due;

                  (iii) Employer's requiring Employee to be based at any place outside a 50-mile radius from the executive offices occupied by Employee immediately prior to the Change in Control, except for reasonably required travel on Employer's business which is not materially greater than such travel requirements prior to the Change in Control;

                  (iv)  the  failure  by  Employer  to (A)  continue  in  effect
                  (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which Employee was participating at any time within ninety days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to Employee or (B) provide Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which Employee was participating at any time within ninety days preceding the date of a Change in Control or at any time thereafter;

                  (v) the insolvency or the filing (by any party, including Employer) of a petition for bankruptcy of Employer, which petition is not dismissed within sixty days;

                  (vi)  any material breach by Employer of any provision of this
                   Agreement;

                  (vii) any purported termination of Employee's employment For Cause by Employer which does not comply with the terms of this Agreement; or

                  (viii) the failure of Employer to obtain an agreement, satisfactory to Employer, from any successors and assigns to assume and agree to perform this Agreement, as contemplated in
                  Section XVIII hereof.

                  Any event or condition described in clause (i) through (viii) above which occurs prior to a Change in Control but which Employee reasonably demonstrates (A) was at the request of a Third Party, or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement, notwithstanding that it occurred prior to the change in Control. Employee's right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness. Notwithstanding anything to the contrary contained above in this paragraph (f), changes agreed to by Employee

                                       11

                  in this Agreement, or otherwise agreed to between Employer and Employee, from the facts and circumstances in existence prior to the consummation of the merger of NBSC Corporation into Synovus in respect of clauses (i) or (iv) above shall not constitute "Good Reason."

         (g) "Notice of Termination" shall mean a written notice of termination from Employer or Employee which specifies an effective date of termination, indicates the specific termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

         (h) "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is 365, less applicable withholdings of federal, state and local taxes.

         (i) "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the assets and business of Employer (including this Agreement), whether by operation of law or otherwise.

         (j) "Termination Date" shall mean in the case of Employee's death, his date of death, or in the case of permanent disability, the date described in Section XII(E) hereof, and in all other cases, the date specified in the Notice of Termination.

                                     XVIII.
                                  Parties Bound

         This Agreement shall be binding upon and shall inure to the benefit of Employer, its Successors and Assigns, and Employer shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession or assignment had taken place. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Employee, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Employee's legal personal representative against Employer, its Successors and Assigns.

                                      XIX.
                                Entire Agreement

         This Agreement contains the entire agreement of the Parties and shall supersede all prior oral understandings related to the subject matter of this Agreement.

                                       XX.
              Waiver of Breach or Violations Not Deemed Continuing

         The waiver by any Party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.


                                       12

                                      XXI.
                                     Notices

         Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing and sent by registered or certified mail or personally delivered to Employer or Employee at the following addresses or such other addresses designated in writing by Employer or Employee in a written notice to the other Party:

         A.       If to Employer:               Mr. James H. Blanchard
                                                Chairman and CEO
                                                Synovus Financial Corp.
                                                901 Front Avenue, Suite 301
                                                Columbus, Georgia  31901

         B.       If to Employee:               Mr. William L. Pherigo
                                                National Bank of South Carolina
                                                1241 Main Street
                                                Columbia, South Carolina 29201

                                      XXII.
                                  Governing Law

         This Agreement shall be interpreted, construed and governed according to the laws of the State of Georgia.

                                     XXIII.
                               Paragraph Headings

         Paragraph headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                                      XXIV.
                                  Counterparts

         This Agreement is executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one and the same agreement, with at least one complete counterpart being delivered to Employee and to Employer.

                                      XXV.
                            Invalidity of Provisions
         Should any part of this Agreement for any reason be declared by a court of competent jurisdiction to be invalid, such decision shall not effect the validity of any remaining parts, which remaining parts shall continue in full force and effect as if this Agreement had been executed with the invalid part or parts thereof eliminated, it being the intent of the Parties that they would have executed the remaining parts of the Agreement without including any such part or parts which may for any reason be hereinafter declared invalid.


                                       13

                                      XXVI.
                                  Construction

         When used herein, the masculine gender shall be used to include the feminine gender, and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

c:\emp\Pherigo.adm

                                       14

         IN WITNESS WHEREOF, Synovus and the Bank have each hereunto caused its corporate name to be signed and its corporate seal to be affixed by its duly authorized corporate officers, and Employee has hereunto set his hand and seal, all being done in triplicate originals, with one original being delivered to each Party hereto, all as of the respective dates set forth below.

                                     Synovus Financial Corp.

                                     By: /s/James D. Yancey

                                     Title: Vice Chairman


                                     Attest:/s/Kathleen Moates

                                     Title: Assistant Secretary

                                                      (Corporate Seal)
September 11, 1995
Date                                                       "Synovus"


                                      National Bank of South Carolina

                                      By:/s/Robert V. Royall, Jr.

                                      Title:Chairman


                                       Attest:/s/Miriam M. Hutto

                                       Title: Assistant Vice President

September 11, 1995                                      (Corporate Seal)
Date                                                        "Bank"


September 11, 1995                     /s/William L. Pherigo (L.S.)
Date                                   William L. Pherigo
                                         "Employee"
emp\pherigo.adm

                                       15

                                   EXHIBIT "A"

                            SCHEDULE OF COMPENSATION

         The undersigned hereby agree that Employee's base salary under Article IV of the foregoing Employment Agreement shall be $ per calendar year beginning , 19 and for such period thereafter until hereafter changed by mutual agreement.
This            day of                                            , 19         .

NATIONAL BANK OF
SOUTH CAROLINA                                      SYNOVUS FINANCIAL CORP.


By:________________________________________           By:_______________________

    Title:_________________________________              Tile:__________________


Attest:____________________________________           Attest:___________________

    Title:_________________________________              Title:_________________

       (Corporate Seal)                                        (Corporate Seal)

            "Bank"                                                 "Synovus"



                                 ________________________________________(L.S.)
                                               William L. Pherigo

                                                   "Employee"

emp\Pherigo.adm



                              RETIREMENT AGREEMENT

         THIS RETIREMENT AGREEMENT ("Agreement") is made and entered into by and between WILLIAM L. PHERIGO, an individual resident of the state of South Carolina ("Pherigo"), SYNOVUS FINANCIAL CORP., a business corporation organized and existing under the laws of the State of Georgia ("Synovus"), and NATIONAL BANK OF SOUTH CAROLINA, a national banking association ("NBSC");

                                WITNESSETH THAT:

         WHEREAS, Pherigo has agreed to retire from his offices as the President and Chief Executive Officer of NBSC upon the Agreement Termination Date as defined in that certain Employment Agreement dated September 11, 1995 by and between Synovus, NBSC and Pherigo ("Agreement Termination Date");

         WHEREAS, Synovus and NBSC desire to provide for the retention by Synovus and NBSC of Pherigo's services as a consultant and business developer after his retirement;

         WHEREAS, Pherigo desires to serve Synovus and NBSC as a consultant and business developer under the terms and conditions of this Agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants and Agreements set forth herein, Pherigo, Synovus and NBSC intending to be legally bound, do hereby agree as follows:

                                   Section I.
                                  RELATIONSHIP

         Synovus and NBSC hereby engage Pherigo, and Pherigo accepts such engagement, to perform such consulting and advisory services as may be requested from time to time by the Chief Executive Officers of Synovus and NBSC. In providing such services, Pherigo shall not be required to adhere to a fixed schedule or to work for a certain number of hours. Pherigo shall not be required to devote a major or substantial part of his time to such services. The Chief Executive Officers of Synovus and NBSC may establish the results to be accomplished in connection with consulting and advisory services requested from Pherigo, but Pherigo shall control the means and methods of accomplishing the results. Pherigo may establish his own work schedule and shall be free at all times to arrange the time and manner of performance of consulting and advisory services requested from him. During the term of his engagement hereunder, Pherigo will not provide services of any sort to, or assist in any way, with or without compensation, any financial institution or intermediary (including, but not limited to, a bank or bank holding company, a savings and loan association or a brokerage concern) or any enterprise engaged in the business of bankcard account processing, other than Synovus and its affiliates.

         In addition, during the term of engagement hereunder, Pherigo agrees to engage in business development activities on behalf of Synovus and NBSC and to serve as a goodwill ambassador for Synovus and NBSC in various social and civic activities.


                                   Section II.
                               TERM OF ENGAGEMENT

         Subject to early termination under Section VI hereof, Pherigo's engagement under this Agreement shall commence as of the Agreement Termination Date ("Effective Date") and shall end three years thereafter.

                                  Section III.
                                  COMPENSATION

         3.1 In consideration of all services to be rendered by Pherigo hereunder, and in consideration of the covenants and Agreements of Pherigo herein contained, Synovus and NBSC agree to pay to Pherigo each year during the three year term of this Agreement an amount equal to the sum of one-half of the current base salary Pherigo is receiving on the Effective Date of this Agreement plus one-half of the average of the incentive cash bonus which Pherigo received for the two years preceding the Effective Date of this Agreement.

         3.2 Pherigo acknowledges that he is an independent contractor for all purposes. Pherigo agrees to treat all payments made to him hereunder as payments received by an independent contractor for all tax purposes and to pay any and all taxes payable in connection with his engagement hereunder, including, without limitation, all applicable income and self employment taxes.

         3.3 The obligations of Synovus and NBSC under Section 3.1 hereof shall terminate if, during Pherigo's engagement hereunder or during the two years after the termination of such engagement, Pherigo, unless acting with the prior written consent of the Boards of Directors of Synovus and NBSC, provides services of any sort to, or assists in any way, with or without compensation, any financial institution or intermediary (including, but not limited to, a bank or bank holding company, a savings and loan association or a brokerage concern) or any enterprise engaged in the business of bankcard account processing, other than Synovus and its affiliates.

                                   Section IV.
                            TERMINATION OF EMPLOYMENT

         The parties acknowledge and agree that for no purpose (including, without limitation, any employee benefit or pension plan) shall Pherigo be considered an employee of NBSC or Synovus after the Agreement Termination Date.

         Effective on the Agreement Termination Date, Pherigo will resign as President and Chief Executive Officer of NBSC and as a director of Synovus.

                                   Section V.
                                    INSURANCE

Notwithstanding any other provision in this Agreement to the contrary, from the Agreement Termination Date through the date that Pherigo attains the age of 65 (the "Coverage

Period"), Synovus and NBSC shall at their expense, less standard employee contributions in effect from time to time during the Coverage Period for such benefits for which Pherigo shall remain responsible, continue on behalf of Pherigo and his dependents and beneficiaries life insurance, disability, medical, dental and hospitalization benefits provided (x) to Pherigo at any time during the ninety day period prior to the Agreement Termination Date or at any time thereafter or (y) to other similarly situated executives who continue under the employ of NBSC during the coverage period, or comparable benefits.

         Notwithstanding the foregoing, the coverage and benefits (including deductibles and employee contributions to costs) provided in this Section V during the Coverage Period shall be no less favorable to Pherigo and his dependents and beneficiaries than the most favorable of such coverages and benefits for employees of NBSC during any of the periods referred to in clauses
(x) and (y) above. Synovus and NBSC's obligations hereunder with respect to the foregoing benefits shall be limited to the extent that Pherigo obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case, Synovus and NBSC may reduce the coverage of any benefits they are required to provide Pherigo hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Pherigo than the coverages and the benefits required to be provided for hereunder. This Section shall not be interpreted so as to limit any benefits to which Pherigo or his dependents or beneficiaries may be entitled under any of NBSC's employee benefit plans, programs or practices following Pherigo's termination of employment, including, without limitation, retiree medical and life insurance benefits.

                                   Section VI.
                                   TERMINATION

         Pherigo's engagement under this Agreement and his receipt of compensation hereunder shall terminate upon Pherigo's death or total and permanent disability. For purposes of this Agreement, Pherigo shall be deemed "permanently disabled" by bodily or mental illness, disease or injury, to the extent that, in the reasonable judgment of Synovus' and NBSC's boards of directors he is prevented from performing the material and substantial duties under this Agreement and such disability has continued substantially for six months. If requested by Synovus and NBSC, Pherigo shall submit to an examination by a physician mutually acceptable to Synovus and NBSC and Pherigo for the purpose of determining or confirming the existence or extent of any disability.

                                  Section VII.
                                 CONFIDENTIALITY

         (1) Pherigo agrees that, both during the term of this Agreement and after the termination of this Agreement, Pherigo will hold in a fiduciary capacity for the benefit of Synovus and NBSC, and shall not directly or indirectly use or disclose, except as authorized by Synovus and NBSC in connection with the performance of Pherigo's duties, any Trade Secret, as defined hereinafter, that Pherigo may have or acquire during the term of this Agreement for so long as such information remains a Trade Secret. The term "Trade Secret" as used in this Agreement shall mean information including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, loan portfolios, marketing plans, product plans, or a list of actual or potential customers or suppliers, including without limitation, information received by Synovus and NBSC or Pherigo from any client or potential client of Synovus and NBSC, which:

         (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

         (b) is the subject of reasonable efforts by Synovus and NBSC or the client from which the information was received to maintain its secrecy.

         These rights of Synovus and NBSC are in addition to those rights Synovus and NBSC has under the common law or applicable statute for protection of trade secrets.

         (2) In addition to the foregoing and not in limitation thereof, Pherigo agrees that, during the term of this Agreement and for a term of two (2) years after the termination hereof, Pherigo will hold in a fiduciary capacity for the benefit of Synovus and NBSC and shall not directly or indirectly use or disclose, except as authorized by Synovus and NBSC in connection with the performance of Pherigo's duties, any confidential or proprietary information, as defined hereinafter, that Pherigo may have or acquire (whether or not developed or compiled by Pherigo and whether or not Pherigo has been authorized to have access to such confidential or proprietary information) during the term of this Agreement. The term "Confidential or Proprietary Information" as used in this Agreement means any secret, confidential or proprietary information of Synovus and NBSC, including information received by Synovus and NBSC or Pherigo from any client or potential client of Synovus and NBSC, not otherwise included in the definition of "Trade Secret" in Paragraph 1 above. The term "Confidential or Proprietary Information" does not include information that has become generally available to the public by any means other than a violation of the restrictions contained in this paragraph.

         (3) Pherigo agrees and acknowledges that, if a violation of any covenant contained in this paragraph occurs or is threatened, such violation or threatened violation will cause irreparable injury to Synovus and NBSC, that the remedy at law for any such violation or threatened violation will be inadequate and that Synovus and NBSC shall be entitled to appropriate equitable relief

         (4) Pherigo hereby agrees that the restrictions contained in this paragraph are fair and reasonable and necessary for the protection of the legitimate business interest of Synovus and NBSC.

                                  Section VIII.
                                  MISCELLANEOUS

         8.1      Governing Law.  This  Agreement  shall  be  governed   by  and
interpreted under the laws of the State of Georgia without regard to its conflict or choice of law provisions.

         8.2. Notices. All notices or other communications required or permitted hereunder or necessary and convenient in connection herewith shall be in writing and delivered in person or by express delivery service or postage prepaid first-class mail, return receipt requested, to the following addresses:

         If to Pherigo:
         Mr. William L. Pherigo
         1235 Bookman Loop
         Winnsboro, S.C. 29180

         If to Synovus or NBSC:
         Synovus Financial Corp.
         P.O. Box 120
         Columbus, Georgia 31902

or to such other addresses as Pherigo, Synovus or NBSC may designate by notice to the other parties hereto in the manner set forth in this Section VIII.

         8.3 Entire Agreement. This Agreement sets forth the entire Agreement of the parties hereto with respect to the subject matter hereof and may not be changed or amended except upon written amendment executed by the parties hereto.

         8.4 Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Pherigo hereunder shall not be assignable in whole or in part by Pherigo.

         8.5 Counterparts. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed an original instrument.

         IN WITNESS WHEREOF, Synovus and NBSC have caused this Agreement to be executed on their behalf and Pherigo has hereunto set his hand and seal, as of the respective dates set forth below.

                                        SYNOVUS FINANCIAL CORP.

                                        By:/s/James D. Yancey
                                        Title: Vice Chairman
                                        Attest:/s/Kathleen Moates
Date: September 11, 1995                Title:Assistant Secretary

                                              [CORPORATE SEAL]


                                        NATIONAL BANK OF SOUTH CAROLINA
                                        By:/s/Robert V. Royall, Jr.
                                        Title: Chairman
                                        Attest:/s/Miram M. Hutto
Date: September 11, 1995                Title: Assistant Vice President

                                             [BANK SEAL]




Date: September 11, 1995                /s/William L. Pherigo (L.S.)
                                         William L. Pherigo